UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.
---------------------------------------
(Exact name of registrant as specified in charter)

P.O. BOX 161465, MIAMI, FLORIDA 33116
-------------------------------------
(Address of principal executive offices) (Zip code)

THOMAS J. HERZFELD
P.O. BOX 161465, MIAMI, FL 33116
--------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30

Date of reporting period: 07/01/07 - 12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

================================================================================

ITEM 1. SHAREHOLDER REPORT

[FRONT COVER]

THE HERZFELD
CARIBBEAN BASIN
FUND, INC.

SEMI-ANNUAL REPORT
December 31, 2007

================================================================================
The Herzfeld Caribbean Basin Fund, Inc.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

Transfer Agent & Registrar
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

Custodian
State Street Bank and Trust
200 Clarendon Street, 5th Floor
Boston, MA  02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

Independent Auditors
Rothstein Kass & Company, LLP
101 Montgomery Street, 22nd Floor
San Francisco, CA  94104

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela ("Caribbean Basin Countries"). The fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

                          Listed NASDAQ Capital Market
                                  Symbol: CUBA

Letter to Stockholders
================================================================================

                                    [PHOTO]
                               Thomas J. Herzfeld
                             Chairman and President

February 4, 2008

Dear Fellow Stockholders:

We are pleased to present our semi-annual report for the period ended December 31, 2007. On that date, the net asset value of The Herzfeld Caribbean Basin Fund, Inc. stood at $8.23 per share, a gain of 18.72% for the calendar year, and a loss of 2.18% for the six month period, adjusted for the $1.28 per share year-end stock distribution (unaudited). The Fund's large 98.51% premium to net asset value at the end of 2006 inverted to a small discount of -2.43% by the close of 2007. Accordingly, the share price declined 41.65% for the calendar year, and 31.39% for the six months ended December 31, 2007, adjusted for the $1.28 per share year-end stock distribution (unaudited).

Portfolio Commentary

Since I wrote to you last year, there have been a number of significant changes in our portfolio. Florida East Coast Industries, for many years our largest position, was taken over by Fortress Investment Group LLC, resulting in a very substantial capital gain to the Fund. We also sold our holding of Florida Rock Industries, which was our fifth largest position at this time last year, after a takeover of that company was announced by Vulcan Materials Company. This, also, was a very profitable sale for us.

The cash proceeds from the two transactions, combined with the money raised through our October rights offering, was quite substantial and has allowed us to make a more diversified reallocation of the portfolio.

Since December 31, 2007, we have added four companies to the portfolio, including companies based in the Bahamas, the Cayman Islands and Puerto Rico. These companies are still under accumulation.

We maintained relatively high cash positions throughout the fall of 2007, and this level was increased by approximately $18 million from the proceeds of our rights offering. Most of the markets where we are invested have been in a period of decline since November. We therefore invested at a very measured pace; the result was that our Fund's net asset value declined by less than the underlying markets in which we hold positions. As the markets began to look especially cheap in December and January, we became more aggressive in our buying, to the point where we have currently become almost fully invested and we did so at what we consider to be quite attractive prices. The result is that even though the stock markets in the U.S. and Caribbean are down substantially year-to-date, our net asset value is actually up a touch. As of the close on Friday, February 1, 2008, our net asset value stood at $8.28 per share (unaudited), versus $8.23 per share on December 31, 2007 (unaudited).

================================================================================

Rights Offering

The Fund conducted a non-transferable rights offering during the period. Stockholders of record September 26, 2007, were permitted to subscribe for one additional share for each share held at a price equal to 85% of the average volume-weighted closing share price on the expiration date of the offering and four preceding trading days. The offering was completed on October 26, 2007, and was fully subscribed. In my view, it was a very successful offering because it allowed our existing stockholders to acquire new shares at a discount to the market price; but at the same time, it was accretive to net asset value. Stockholders who subscribed got a bargain, and those who chose not to participate benefited from an increase in the net asset value per share. This two-pronged beneficial result is quite unusual in the closed-end fund industry.

I'm pleased to report that officers and directors of the Fund acquired stock through the offering. I personally purchased over $1 million worth of shares for my own account. I'd like to thank the stockholders for their vote of confidence and participation.

Although the share price is currently lower than the $10.04 per share price at which the rights offering was completed, I believe this is the result of three factors: 1) the Fund is trading ex- the year-end stock distribution of $1.28; 2) the appearance of Fidel Castro on television with President Chavez of Venezuela seems to indicate that he is still alive, although many in Miami find this hard to believe; and 3) general doom and gloom in the equity markets have been widespread in recent months.

As we have discussed in the past, in our view, the single most important economic and political development in the Caribbean would be U.S. resumption of trade with Cuba. The general belief is that the chances that the current embargo with that country being eased or lifted would be greatly enhanced should there be a new government there. Fidel Castro's health, therefore, bears directly on this issue.

Year-End Distribution

Although we do not generally pay a dividend from net investment income, the Fund has been able to pay nine capital gains distributions since its inception 15 years ago, including several large ones. For instance, in the past two years the Fund has distributed $1.00 and $1.223 per share from long-term gains, and as of December 31, 2007, the portfolio has about $0.85 of net unrealized appreciation (unaudited).

================================================================================

Since inception our Board has elected to pay out these distributions; and the payments have been welcomed by stockholders. In 2007 we declared the distribution in stock rather than cash, at the suggestion of stockholders who requested that we make it easier to reinvest their year-end distributions. We expect to continue this policy.

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2007.

--------------------------------   ---------------------------------------------
  Geographic     % of Net Assets   Largest Portfolio Positions   % of Net Assets
  Allocation

  USA                     25.68%   Consolidated Water Co.              5.62%
  Mexico                  17.77%   Seaboard Corporation                5.11%
  Cayman Islands           6.13%   Carnival Corp.                      3.94%
  Panama                   3.90%   Latin America Equity Fund           2.98%
  Latin American Regional  2.98%   Orthofix International N.V.         2.75%
  Netherlands Antilles     2.75%   Royal Caribbean Cruises Ltd.        2.73%
  Colombia                 1.95%   Atlantic Tele-Network, Inc.         2.34%
  Bahamas                  0.92%   Watsco Incorporated                 2.30%
  Puerto Rico              0.81%   Copa Holdings S.A.                  2.22%
  Belize                   0.71%   Trailer Bridge, Inc.                2.12%
  Costa Rica               0.40%
  Venezuela                0.05%
  Cuba                     0.00%
  Other                    2.18%
--------------------------------   ---------------------------------------------

Daily net asset values and press releases on the Fund are available on the Internet at www.herzfeld.com.

I would like to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow stockholders for their continued support and suggestions.

                                    Sincerely,

                                    /s/ Thomas J. Herzfeld
                                    ----------------------
                                    Thomas J. Herzfeld
                                    Chairman of the Board and President

Schedule of Investments as of December 31, 2007
================================================================================

Shares or Principal Amount          Description                    Market Value
--------------------------------------------------------------------------------

Common stocks - 66.22% of net assets

Banking and finance - 4.38%
   16,500  Bancolombia, S.A.                                      $   561,330
   29,720  Banco Latinoamericano de Exportaciones, S.A.               484,733
    2,500  Doral Financial Corp.*                                      45,100
   16,400  Grupo Financiero Banorte, S.A.B. de C.V. Series O           67,768
    9,900  Grupo Financiero Inbursa, S.A.B. de C.V. Series O           25,725
   63,000  W Holding Co., Inc.                                         76,230

Communications - 12.03%
    9,000  America Movil, S.A.B. de C.V. ADR                          552,510
   35,600  America Movil, S.A.B. de C.V. Series A                     108,389
   50,891  America Movil, S.A.B. de C.V. Series L                     156,203
   19,950  Atlantic Tele-Network, Inc.                                673,911
   11,900  Carso Global Telecom, S.A.B. de C.V. Series A1*             55,715
  141,000  Fuego Entertainment*                                        73,320
    6,000  Garmin Ltd.                                                582,000
      871  Grupo Iusacell, S.A.B. de C.V. Series V*                    11,570
   19,410  Grupo Radio Centro, S.A.B. ADR                             246,507
   20,400  Grupo Televisa, S.A.B. ADR                                 484,908
   13,400  Grupo Televisa, S.A.B. Series CPO                           63,953
   39,320  Spanish Broadcasting System Inc.*                           72,742
    5,000  Telefonos de Mexico, S.A.B. de C.V. ADR Series L           184,200
   23,800  Telefonos de Mexico, S.A.B. de C.V. Series A                44,245
   78,600  Telefonos de Mexico, S.A.B. de C.V. Series L               145,472
   13,900  TV Azteca, S.A. de C.V. Series CPO                           8,342

Conglomerates - 1.73%
  250,000  Admiralty Holding Company*                                     750
    5,400  Alfa, S.A.B. de C.V. Series A                               34,881
   42,595  BB Holdings Ltd.*                                          203,495
   13,000  Carlisle Holdings, Inc.*                                    32,735
   13,000  Cockleshell Ltd. ord.                                       38,602
   30,300  Corporacion Interamericana de
              Entretenimiento, S.A.B. de C.V.
              Series B*                                                 8,942
       20  Dermet de Mexico, S.A.B. Series B                                3
   11,000  Grupo Carso, S.A.B. de C.V. Series A1                       41,634

--------------------------
*Non-income producing
                             See accompanying notes.

================================================================================

Shares or Principal Amount          Description                    Market Value
--------------------------------------------------------------------------------

Conglomerates (continued)
    1,580  Grupo Kuo, S.A.B. de C.V.                              $     1,666
    3,250  Shellshock Ltd. ord.                                         4,108
    2,900  Vitro, S.A.B. de C.V. Series A                               6,377
   19,000  Vitro, S.A.B. de C.V. ADR                                  125,020

Construction and related - 2.54%
    6,098  Cemex, S.A.B. de C.V. ADR                                  157,633
   47,864  Cemex, S.A.B. de C.V. Series CPO                           124,064
    2,032  Ceramica Carabobo Class A ADR*                               5,115
   17,200  Consorcio ARA, S.A.B. de C.V.*                              19,226
    1,580  Dine S.A.B. de C.V. Series B*                                1,737
    3,583  Empresas ICA, S.A.B. de C.V.                                26,633
      800  Grupo Cementos de Chihuahua, S.A.B. de C.V.                  5,058
   38,950  Mastec, Inc.*                                              396,122

Consumer products and related manufacturing - 4.34%
  800,000  Atlas Electricas, S.A.                                     115,635
   11,973  Grupo Casa Saba, S.A.B. de C.V. ADR                        472,934
   18,000  Watsco Incorporated                                        661,680

Food, beverages and tobacco - 2.35%
    1,200  Alsea, S.A.B. de C.V.                                        1,682
   10,500  Coca Cola Femsa, S.A.B. de C.V. ADR                        517,440
      200  Coca Cola Femsa, S.A.B. de C.V., Series L                      983
   18,900  Fomento Economico Mexicano,
              S.A.B. de C.V., Series UBD                               72,315
      800  Gruma, S.A.B. de C.V., Series B                              2,676
    7,600  Grupo Bimbo, S.A.B. de C.V., Series A                       45,304
    7,700  Grupo Modelo, S.A.B. de C.V., Series C                      36,679

Housing - 0.88%
    1,700  Corporacion Geo, S.A.B. de. C.V., Series B*                  4,891
      100  Desarrolladora Homex, S.A.B. de C.V.                           826
   13,500  Lennar Corp                                                241,515
      400  Sare Holding, S.A.B. de C.V., Series B*                        545
    1,500  Urbi Desarrollos Urbanos, S.A.B. de C.V.*                    5,181

--------------------------
*Non-income producing
                             See accompanying notes.

================================================================================

Shares or Principal Amount          Description                    Market Value
--------------------------------------------------------------------------------

Investment companies -7.82%
    8,000  iShares MSCI Mexico                                    $   448,000
   10,500  The Mexico Fund, Inc.                                      368,550
   18,110  Latin America Equity Fund                                  856,784
   17,222  Western Asset Emerging Markets Debt Fund                   306,379
    2,300  Western Asset Emerging Markets                              26,772
   19,000  Western Asset Worldwide Income Fund                        246,260

Leisure - 7.59%
   25,500  Carnival Corp.                                           1,134,495
   18,500  Royal Caribbean Cruises Ltd.                               785,140
    6,000  Steiner Leisure Ltd.*                                      264,960

Medical - 2.81%
    8,386  Micromet Inc.*                                              17,275
   13,660  Orthofix International N.V.*                               791,870

Mining - 0.03%
    1,200  Grupo Mexico, S.A.B. de C.V., Series B                       7,542

Pulp and paper - 0.09%
    6,100  Kimberly-Clark de Mexico, S.A.B. de C.V. Series A           26,637

Railroad and landholdings - 1.23%
    7,000  Norfolk Southern Corporation                               353,080

Retail - 0.71%
    3,700  Controladora Comercial Mexicana,
              S.A.B. de C.V. Series UBC                                 9,323
    1,270  Grupo Elektra, S.A. de C.V. Series CPO                      37,820
   45,111  Wal-Mart de Mexico, S.A.B. de C.V. Series V                157,268

Service - 0.02%
      700  Grupo Aeroportuario del Sureste,
              S.A.B. de C.V. Series B                                   4,284
      100  Promotora Ambiental S.A.B. de C.V.*                            307

--------------------------
*Non-income producing
                             See accompanying notes.

================================================================================

Shares or Principal Amount          Description                    Market Value
--------------------------------------------------------------------------------

Trucking and marine freight - 8.06%
   29,800  Grupo TMM, S.A.B. ADR*                                 $    67,050
    1,001  Seaboard Corporation                                     1,471,470
   52,045  Trailer Bridge, Inc.*                                      611,008
   10,000  Ultrapetrol Bahamas Ltd.*                                  170,100

Utilities - 6.97%
   12,000  Caribbean Utilities Ltd. Class A                           146,640
   64,241  Consolidated Water, Inc.                                 1,618,231
      700  Cuban Electric Company*                                     11,200
   13,500  Teco Energy Inc.                                           232,335

Other - 2.64%
   17,000  Copa Holdings S.A.                                         638,690
   55,921  Margo Caribe, Inc.*                                        111,842
      100  Mexichem S.A.B. de C.V.                                        400
      843  Siderurgica Venezolana Sivensa, S.A. ADR                     8,048
       75  Siderurgica Venezolana Sivensa, S.A. Series B                  716
   45,000  Xcelera, Inc. (Note 2)*                                         --
                                                                  -----------
Total common stocks (cost $16,033,580)                            $19,066,796
                                                                  -----------
Bonds - 0% of net assets

  165,000  Republic of Cuba - 4.5%, 1977 - in default             $        --
                                                                  -----------
Total bonds (cost $63,038) (Note 2)*                              $        --
                                                                  -----------
U.S. Treasury Obligations - 34.69% of net assets

$5,000,000 U.S. Treasury Bills due 1/10/08, 0% coupon             $ 4,997,900
$5,000,000 U.S. Treasury Bills due 1/24/08, 0% coupon               4,992,013
                                                                  -----------
Total U.S. Treasury Bills (cost $9,969,996)                       $ 9,989,913
                                                                  -----------

Other assets less liabilities - (0.91%) of net assets              ($ 262,320)
                                                                  -----------
Net assets - 100%                                                 $28,794,390
                                                                  ===========

--------------------------
*Non-income producing
                             See accompanying notes.

Statement of Assets and Liabilities as of
December 31, 2007 (unaudited)
================================================================================

ASSETS

   Investments in securities, at market value (cost $26,066,614)
        (Note 2)                                                  $29,056,709
   Cash                                                             4,868,499
   Dividends receivable                                               262,203
   Other assets                                                        33,249
                                                                  -----------
      TOTAL ASSETS                                                 34,220,660
                                                                  -----------
LIABILITIES

   Payable for investments purchased                     727,360
   Distributions payable                               4,479,807
   Accrued investment advisor fee (Note 3)                93,249
   Other payables                                        125,854
                                                     -----------
      TOTAL LIABILITIES                                             5,426,270
                                                                  -----------
NET ASSETS (Equivalent to $8.23 per share
   based on 3,499,849 shares outstanding)                         $28,794,390
                                                                  ===========
Net assets consist of the following:
   Common stock, $.001 par value; 100,000,000
      shares authorized; 3,499,849 shares issued
      and outstanding                                             $     3,500
   Additional paid-in capital                                      25,301,240
   Accumulated net investment loss                                 (2,173,824)
   Accumulated net realized gain on investments                     2,673,379
   Net unrealized gain on investments                               2,990,095
                                                                  -----------
      TOTAL                                                       $28,794,390
                                                                  ===========

                             See accompanying notes.

Statement of Operations Six Months
Ended December 31, 2007 (unaudited)
================================================================================

INVESTMENT INCOME
   Dividends                                                      $   889,131

EXPENSES
   Investment advisor fees (Note 3)                  $   152,003
   Professional fees                                      57,545
   Custodian fees                                         27,000
   Insurance                                              15,413
   Transfer agent fees                                     9,782
   Listing fees                                            7,500
   CCO Expense                                             7,625
   Proxy services                                          9,450
   Printing and Postage                                    9,550
   Director fees                                           6,600
   Miscellaneous                                          21,578
                                                     -----------
      Total investment expenses                                       324,046
                                                                  -----------

      INVESTMENT GAIN - NET                                           565,085

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on investments and foreign
     currency                                          2,755,447
   Change in unrealized gain on investments and
     foreign currency                                 (4,566,994)
                                                     -----------

      NET GAIN (LOSS) ON INVESTMENTS                               (1,811,547)
                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                               ($ 1,246,462)
                                                                  ===========

                             See accompanying notes.

Statements of Changes in Net Assets (unaudited)
================================================================================

                                                      Six Months
                                                         Ended     Year Ended
                                                        12/31/07     6/30/07
                                                      (unaudited)

INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS:
   Net investment gain (loss)                       $    565,085  ($  263,944)
   Net realized gain on investments and
      foreign currency                                 2,755,447    1,894,365
   Change in unrealized gain (loss) on investments
      and foreign currency                            (4,566,994)   2,866,877
                                                    ------------  -----------
      Net increase in net assets resulting from
         operations                                   (1,246,462)   4,497,298

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Investment income and short-term realized gains      (200,000)          --
   Realized gains - long-term                         (4,279,907)  (1,677,636)
                                                    ------------  -----------
      Total Distributions                             (4,479,807)  (1,677,636)

CAPITAL STOCK TRANSACTIONS
   Effect due to shares issued in reinvestment of
     distribution (9,920 shares) (Note 6)                     --      108,062
   Net proceeds of rights offering (Note 6)           18,039,442           --
                                                    ------------  -----------
      Total Capital Stock Transactions                18,039,442      108,062

NET INCREASE IN NET ASSETS                          $ 12,313,173  $ 2,927,724

NET ASSETS:

   Beginning of period                                16,481,217   13,553,493
                                                    ------------  -----------
   End of period                                    $ 28,794,390  $16,481,217
                                                    ============  ===========

                             See accompanying notes.

Financial Highlights
================================================================================

                                                  Six Months Ended                 Year Ended June 30
                                                      12/31/07
                                                    (unaudited)       2007          2006         2005         2004
                                                   -------------      ----          ----         ----         ----

PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each time period indicated)
Net asset value, beginning of year                       $9.77         8.08        $7.33        $5.43         $3.95
                                                         -----         ----        -----        -----         -----
Operations:
   Net investment gain (loss)(1)                          0.16       (0.14)       (0.16)       (0.09)        (0.07)
   Net realized and unrealized gain (loss) on investment
     transactions(1)                                    (0.51)         2.83         1.08         1.99          1.55
                                                        ------         ----         ----         ----          ----
      Total from operations                             (0.35)         2.69         0.92         1.90          1.48
                                                        ------         ----         ----         ----          ----
Distributions:
   From net investment income                          (0.057)           --           --           --            --
   From net realized gains                             (1.223)       (1.00)       (0.17)           --            --
                                                       -------       ------       ------
      Total distributions                              (1.280)       (1.00)       (0.17)           --            --
                                                       -------       ------       ------
Effect of rights offering                                 0.09           --           --           --            --

Net asset value, end of year                             $8.23        $9.77        $8.08        $7.33         $5.43
                                                         -----        -----        -----        -----         -----

Per share market value, end of year                      $8.03       $13.59        $7.57        $6.30         $4.87
                                                         -----       ------        -----        -----         -----

Total investment return (loss) based on
   market value per share                             (31.39%)       94.61%       22.86%       29.36%        39.54%
                                                       -------                    ------       ------        ------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                     $28,794      $16,481      $13,553      $12,292        $9,109
                                                       -------      -------      -------      -------        ------
Ratio of expenses to average net assets               3.16%(2)        3.28%        3.37%        3.55%         3.67%
                                                      -----           -----        -----        -----         -----
Ratio of net investment gain (loss)
  to average net assets                               5.51%(2)      (1.83%)      (1.95%)      (1.47%)       (1.39%)
                                                      -----         -------      -------      -------       -------

Portfolio turnover rate                                    22%          28%          40%          30%           23%
                                                           ---          ---          ---          ---           ---

(1)Computed by dividing the respective period's amounts from the Statement of Operations by the average outstanding shares for each time period presented.
(2)This figure has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.

                             See accompanying notes.

Notes to Financial Statements
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters

The Herzfeld Caribbean Basin Fund, Inc. (the Fund) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January, 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol "CUBA".

The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, "Caribbean Basin Companies"). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Companies. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At December 31, 2007, the Fund had foreign investments in companies operating principally in Mexico and the Cayman Islands, representing approximately 17.77% and 6.13% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is State Street Bank and Trust Company ("SSBT"), 200 Clarendon Street, PO Box 9130, Boston, Massachusetts 02117.

Security Valuation

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

In September, 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principals and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

Notes to Financial Statements
================================================================================

In February, 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - including an amendment of FASB Statement No. 115" (SFAS No. 159). SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 wil have on the Fund's financial statements.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Pursuant to a custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT. Credit balances used to reduce the Fund's custodian fees for the six months ended December 31, 2007, were approximately $2,169. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund's practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements
================================================================================

Income Taxes

The Fund's policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal tax provision is required.

 The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. For the six months ended December 31, 2007, a distribution from long-term capital gains of $1.223 per share and an income distribution of $0.057 per share was declared on November 26, 2007, payable on January 9, 2008 to shareholders of record December 12, 2007. The distribution was paid in stock, unless an election to receive cash was made by the stockholder. Shares were issued at a reinvestment price of $7.94 per share which was equal to the net asset value of the common shares on the payable date of the distribution, January 9, 2008.

NOTE 2. NON-MARKETABLE SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds were listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995 and trading in the bonds was suspended as of December 28, 2006. The New York Stock Exchange has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of December 31, 2007, the position was valued at $0 by the Board of Directors, which approximates the bonds' fair value.

Investments in securities also include 45,000 shares of Xcelera, Inc. The security traded on the Pink Sheets until the first quarter of 2007 when trading was discontinued. As of December 31, 2007, the position was valued at $0 by the Board of Directors, which approximates the position's fair value.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the "Advisor"), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average daily net assets. Total advisory fees for the six months ended December 31, 2007 amounted to $152,003, of which $93,249 was payable as of December 31, 2007.

Notes to Financial Statements
================================================================================

During the six months ended December 31, 2007, the Fund paid $19,061 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2007, purchases and sales of investment securities were $9,590,837 and $3,176,999, respectively.

At December 31, 2007, the Fund's investment portfolio had gross unrealized gains of $4,287,150 and gross unrealized losses of $1,297,055, resulting in a net unrealized gain of $2,990,095 for financial statement purposes.

NOTE 5. INCOME TAX INFORMATION

For the six months ended December 31, 2007, the Fund had net realized gains of $2,755,447.

NOTE 6: CAPITAL SHARE TRANSACTIONS

Rights Offering

On October 26, 2007 the Fund issued 1,812,293 common shares in connection with a rights offering. Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every right held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 additional shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund's common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days. The final subscription price was $10.04 per share. Net proceeds to the Fund were $18,039,442 after deducting rights offering costs of $155,979. The net aset value of the Fund's common shares was increased by approximately $0.09 per share as a result of the share issuance.

2006 Year-End Distribution

For the year ended June 30, 2007, the Fund issued 9,920 shares for reinvestment of distributions. The net effect of the reinvestment of distributions resulted in an increase in net assets of $108,062.

Notes to Financial Statements
================================================================================

NOTE 7: SUBSEQUENT EVENT

On January 9, 2008, the Fund issued 213,211 common shares in connection with a year-end distribution of $1.28 per share paid in stock. Stockholders were also given the option of receiving the payment in cash. Shares were issued at $7.94 per share, equal to the net asset value of the Fund on the payable date of January 9, 2008.

Dividend Reinvestment Plan
================================================================================

Registered holders ("Stockholders") of shares of common stock, $0.001 par value ("Common Stock") of Herzfeld Caribbean Basin Fund, Inc. (the "Fund") will automatically be enrolled ("Participants") in the Fund's Dividend Reinvestment Plan (the "Plan") and are advised as follows:

 1. State Street Bank & Trust Company (the "Agent") will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant's shares of Common Stock are registered.

 2. CASH OPTION. Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash ("Distributions") will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

 3. MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock ("Additional Common Stock") from the Fund for each Participant's account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4. MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant's Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant's uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants' funds to be used for open-market purchases of the Fund's shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent's market purchases or temporarily cease making market purchases for Participants.

================================================================================

5. The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the "Exchange"), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on, a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6. Whenever the Agent receives or purchases shares or fractional interests for a Participant's account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant's agent and may hold them in the Agent's name or the name of the Agent's nominee. The Agent will not send a Participant stock certificates for shares unless a Participants so requests in writing or unless a Participant's account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

7. There is presently no service charge for the Agent serving as Participants' agent and maintaining Participants' accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants' agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent's willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

================================================================================

8. The Agent may hold each Participant's Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent's name or that of the Agent's nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant's request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

      If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund's records, all of such Participant's shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9. The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

10. Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA 02117-0642, or by calling the Agent at (617) 937-6870. Such termination will be effective with respect to a particular Distribution if the Participant's notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

================================================================================

11. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12. These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

Discussion Regarding the Approval of the Investment Advisory Agreement
================================================================================

The Fund's Board of Directors including a majority of those directors who are not "interested persons" as such term is defined in the 1940 Act ("Independent Directors") unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the "Agreement") at a meeting held on August 17, 2007.

Before meeting to determine whether to approve the Agreement, the Board had the opportunity to review written materials provided by the Advisor and by legal counsel to the Fund which contained information to help the Board evaluate the Agreement. The materials included (i) a memorandum from the Fund's legal counsel regarding the Directors' responsibilities in evaluating and approving the Agreement, (ii) a letter from the Advisor containing detailed information about the Advisor's services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the current investment advisory agreement between the Fund and the Advisor; (iv) audited financial statements for the Advisor for the year-ended December 31, 2006 and unaudited financial statements for the six months ended June 30, 2007; (v) the Advisor's Form ADV Parts I and II; (vi) comparative performance data for the Fund relative to peer funds (small closed-end funds and foreign funds invested in the Latin American region); and (vii) comparative statistics and fee data for the Fund relative to peer funds.

During its deliberations on whether to approve the continuance of the Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services will meet the needs of the Fund and its shareholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisors, which manage investment companies with investment objectives, strategies and policies similar to those of the Fund. The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the advisory agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

Both at the meeting and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund's performance relative to other investment companies and funds with similar investment objectives, strategies and policies, and its respective benchmark index. The Board considered both the short-term and long-term performance of the Fund. They concluded that the performance of the Fund was within an acceptable range of performance relative to other funds with similar investment objectives, strategies and policies.

Discussion Regarding the Approval of the Investment Advisory Agreement
(continued)
================================================================================

The Board considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor providing services to the Fund, as well as the Advisor's profitability. In addition, the Board considered any direct or indirect revenues received by affiliates of the Advisor including the commissions paid to the Fund's affiliated broker/dealer, Thomas J. Herzfeld & Co., Inc. The Board considered the advisory fees paid to the Advisor by the Fund and relevant comparable fee data and statistics of a sampling of small closed-end funds and foreign funds invested in the Latin American region. The Board further discussed the services by the Advisor and concluded that the advisory services performed were efficient and satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Advisor's fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies. The Directors also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Advisor, and the investment performance of the Fund.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board recognized that because of the closed-end structure of the Fund, and the fact that there is no influx of capital, this particular factor is less relevant to the Fund than it would be to an open-end fund. The Board concluded that only marginal economies of scale could be achieved through the growth of assets since the Fund is closed-ended.

The Board also considered its deliberations regarding the Advisor's services and performance from the regular Board meetings held throughout the year, including the Board's discussion of the Fund's investment objective, long-term performance, investment style and process. The Board noted the high level of diligence with which it reviews and evaluates the Advisor throughout the year and the extensive information provided with respect to Advisor's performance and the Fund's expenses on a quarterly basis. The Board also considered whether there have occurred any events that would constitute a reason not to renew the Agreement and concluded there were not.

After deliberation and further consideration of the factors discussed above and information presented at the August 17, 2007 meeting and at previous meetings of the Board, the Board and the Independent Directors determined to continue the Agreement for an additional one-year period. In arriving at this decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling, but made their determination in light of all the circumstances. The Board based its decision to approve the Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to future long-term considerations.

Results of November 14, 2007 Stockholder Meeting
================================================================================

The annual meeting of stockholders of the Fund was held on November 14, 2007. At the meeting two nominees for Director posts were elected as follows:

                                    Votes for     Votes withheld

     Ann S. Lieff                   1,289,802         39,314

     Kay W. Tatum                   1,294,657         34,460

The terms of office as directors of Thomas J. Herzfeld and Michael A. Rubin continued after the meeting.

Quarterly Portfolio Reports
================================================================================

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund's website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Proxy Voting Policies and Procedures
================================================================================

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2006 to June 30, 2007, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC's website at www.sec.gov.

Privacy Policy
================================================================================

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Officers and Directors
================================================================================
Officers

THOMAS J. HERZFELD
   Director, Chairman of the Board, President and Portfolio Manager

CECILIA GONDOR
   Secretary, Treasurer, Chief Compliance Officer

Independent Directors

ANN S. LIEFF
   Director

MICHAEL A. RUBIN
   Director

KAY W. TATUM
   Director

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, FL  33116

ITEM 2. CODE OF ETHICS

(a) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable as schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) No changes to the portfolio manager identified in paragraph 8(a)(1) of registrant's most recent annual report on this form.

================================================================================

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

-----------------------------------------------------------------------------------------------------------
                                                                  (c) Total Number of   (d) Maximum Number
                                                                  Shares Purchased as   of Shares that May
                                                                    Part of Publicly     Yet Be Purchased
                       (a) Total Number of   (b) Average Price     Announced Plans or    Under the Plans or
PERIOD                   Shares Purchased      Paid Per Share           Programs             Programs
-----------------------------------------------------------------------------------------------------------
Month #1 (beginning             0                    n/a                  n/a                   n/a
July 1, 2007 and
ending July 31,
2007)

-----------------------------------------------------------------------------------------------------------
Month #2 (beginning             0                    n/a                  n/a                   n/a
August 1, 2007 and
ending August 31,
2007)
-----------------------------------------------------------------------------------------------------------
Month #3 (beginning             0                    n/a                  n/a                   n/a
September 1, 2007 and
ending September 31, 2007)
-----------------------------------------------------------------------------------------------------------
Month #4 (beginning             109,624*             $10.04*              n/a                   n/a
October 1, 2007 and
ending October 31, 2007)
-----------------------------------------------------------------------------------------------------------
Month #5 (beginning             0                    n/a                  n/a                   n/a
November 1, 2007 and
ending November 30, 2007)
-----------------------------------------------------------------------------------------------------------
Month #6 (beginning             0                    n/a                  n/a                   n/a
December 1, 2007 and
ending December 31, 2007)
-----------------------------------------------------------------------------------------------------------
Total                           109,624*             $10.04*              n/a                   n/a
-----------------------------------------------------------------------------------------------------------

* These shares were purchased by Thomas J. Herzfeld for his account in connection with a rights offering completed on October 26, 2007. Mr. Herzfeld is a director and officer of the Registrant and a controlling person of the Registrant's investment adviser. Accordingly, Mr. Herzfeld is an "affiliated purchaser" of the Registrant's shares as such term is defined by Rule 10b-18(a)(3) under the Exchange Act of 1934.

================================================================================

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

================================================================================

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.


By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: February 28, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: February 28, 2008

By:  /s/ Cecilia L. Gondor
     -------------------------
     Cecilia L. Gondor
     Secretary and Treasurer
     (Principal Financial Officer)

Date: February 28, 2008